As filed with the Securities and Exchange Commission on May 23, 2000

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MuniVest Fund II, Inc.
(Name of Registrant as Specified In Its Charter)

Same as Above
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

MUNIVEST FUND II, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2000

     To the Stockholders of MUNIVEST FUND II, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of MuniVest Fund II, Inc. (the "Fund") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, June 27, 2000 at 10:40 a.m. for the following purposes:

     (1) To elect a Board of Directors of the Fund to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on May 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 13, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-542-2561.

                                                                                                                                                                   By Order of the Board of Directors

                                                                                                                                                                   William E. Zitelli, Jr.
                                                                                                                                                                   Secretary

Plainsboro, New Jersey
Dated: May 23, 2000

PROXY STATEMENT

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2000

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Fund II, Inc. (the "Fund") to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, June 27, 2000 at 10:40 a.m. The approximate mailing date of this Proxy Statement is May  24, 2000.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board of Directors of the Fund (the "Board") to serve for the ensuing year and FOR the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board has fixed the close of business on May 5, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders of the Fund on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 19,907,055 shares of common stock, par value $.10 per share ("Common Stock"), and 5,400 shares of auction market preferred stock ("AMPS"), par value $.05 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon . To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock or more than five percent of its outstanding shares of AMPS.

     The Board knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1: ELECTION OF DIRECTORS

     At the Meeting, the Board will be elected to serve until the Fund's next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) as follows:

(1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2) All such proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the seven (7) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Certain information concerning the nominees, including their addresses, biographies and ages, is set forth below.

To Be Elected by Holders of AMPS, Voting Separately as a Class

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Ronald W. Forbes(1)(2) 1400 Washington Avenue Albany, New York 12222	59	Professor of Finance, School of Business, State University of New York at Albany, since 1989; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	1993	556	0

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company, Inc. and Alexander's Inc.	1993	0	0

  To Be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, NJ 08543-9011	59	Executive Vice President of FAM and its affiliate, Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors), since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. ("Princeton Administrators") since 1988.	1999	0	0

Cynthia A. Montgomery(1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	47	Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University, from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan, from 1979 to 1985; Director, UnumProvident Corporation since 1990; Director, NewellRubbermaid since 1995.	1993	0	0

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	68	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc., from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc., from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television, from 1986 to 1997.	1993	7765	0

Kevin A. Ryan(1)(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02167	67	Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	1993	0	0

Roscoe S. Suddarth(1)† 1761 N. Street, N.W. Washington, D.C. 20036	65	President, Middle East Institute, since 1995, Foreign Service Officer, United States Foreign Service from 1961 to 1995; Career Minister from 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990; Deputy Inspector General U. S. Department of State from 1991 to 1994.	N/A	0	0

Name and Address of Nominee	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since	Shares Beneficially Owned at the Record Date
				Common Stock	AMPS
Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	67	Chairman of FAM and MLAM from 1997 to 1999; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.	1993	0	0

Edward D. Zinbarg(1)† 5 Hardwell Road Short Hills, New Jersey 07078-2217	65	Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	N/A	0	0

(1) Each nominee is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.

(2) Member of the Audit Committee of the Board.

* Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

† Messrs. Suddarth and Zinbarg are now nominees and are not "interested persons," as defined in the Investment Company Act of 1940, as amended. If they are elected as Directors, they will also become members of the Audit Committee of the Board of Directors.

     Committee and Board Meetings. The Fund's Board has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The Audit Committee generally will not consider nominees for Director recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

     During the fiscal year ended October 31, 1999, the Board held four meetings and the Audit Committee held four meetings. All of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and Directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that such persons were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Fred K. Stuebe inadvertently made a late Form 5 (Annual Statement of Changes in Beneficial Ownership) filing.

     Interested Persons. The Fund considers Mr. Glenn and Mr. Zeikel to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of the Fund.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each, a "non-interested Director") a fee of $2,000 per year plus $200 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at such meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-interested Directors, a fee of $800 per year, together with such Director's out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. For the fiscal year ended October 31, 1999 these fees and expenses aggregated $20,040.

     The following table sets forth for the fiscal year ended October 31, 1999 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December  31, 1999, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM advised funds"), to the non-interested Directors.

Name of Director	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and FAM/MLAM Advised Funds Paid to Directors
Ronald W. Forbes(1)	$3,600	None	$213,900
Cynthia A. Montgomery(1)	$3,600	None	$213,900
Charles C. Reilly(1)	$4,600	None	$400,025
Kevin A. Ryan(1)	$3,600	None	$213,900
Roscoe S. Suddarth(1)	None	None	None(2)
Richard R. West(1)	$3,600	None	$388,775
Edward D. Zinbarg(1)	None	None	$140,875

(1) The nominees serve on the boards of FAM/MLAM advised funds as follows: Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); Mr. Suddarth (6 registered investment companies consisting of 4 portfolios); Mr. West (65 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios).

(2) Mr. Suddarth was appointed to the Board of certain FAM/MLAM advised funds on January 20, 2000.

     Officers of the Fund. The Board has elected six officers of the Fund. Set forth below are the names of the officers of the Fund, certain biographical information relating to such officers and the year in which they were first elected to their respective offices.

Name of Principal Occupation	Age	Office	Officer Since
Terry K. Glenn Executive Vice President of FAM and MLAM since 1983; President of PFD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators since 1988.	59	President	1993*
Vincent R. Giordano Senior Vice President of FAM and MLAM since 1984; Senior Vice President of Princeton Services since 1993; Vice President of MLAM from 1980 to 1984; Portfolio Manager of FAM and MLAM since 1977.	55	Senior Vice President	1993
Kenneth A. Jacob First Vice President of FAM and MLAM since 1997; Vice President of FAM and MLAM from 1984 to 1997.	49	Vice President	1993
Fred K. Stuebe Vice President of MLAM since 1989.	49	Vice President	1993
Donald C. Burke Senior Vice President and Treasurer of FAM and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.	39	Vice President Treasurer	1993 1999
William E. Zitelli, Jr. Vice President of MLAM since 2000; Attorney with MLAM since 1998; Associate with Pepper Hamilton LLP from 1997 to 1998; Associate with Reboul, MacMurray, Hewitt & Kristol from 1994 to 1997.	31	Secretary	1999

* Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

     Stock Ownership. As of the Record Date, the Directors, nominees and officers of the Fund as a group (14 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Glenn, President and a Director of the Fund, Mr. Zeikel, a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2: SELECTION OF INDEPENDENT AUDITORS

     The Board, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T") as independent auditors to examine the financial statements of the Fund for the Fund's current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the Fund's stockholders. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM, and for most other investment companies for which FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

LEGAL PROCEEDINGS

     On June 21, 1996, a putative class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

     Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

     On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' class under Section 36(b) of the Investment Company Act and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint. The court subsequently granted defendants' motion to dismiss plaintiffs' state law claims for breach of fiduciary duty and deceit, holding that Section 36(b) of the Investment

     Company Act preempted these state law claims. Plaintiffs have appealed this decision and the Third Circuit has agreed to hear the appeal. Discovery in the case is ongoing.

     The defendants believe that the plaintiffs' allegations are without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses that they may incur in connection with this litigation.

ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses.

     If, by the time scheduled for the Meeting, a quorum of the stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund's stockholders.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, and "FOR" the ratification of D&T as independent auditors.

     With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining seven Directors designated above. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote and (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock and the AMPS, voting together as a single class, represented at the Meeting and entitled to vote. A "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

     With respect to Item 2, "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and AMPS, voting together as a single class, represented at the Meeting and entitled to vote.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of the Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of the quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Item 1 and Item 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 or Item 2.

Address of Investment Adviser

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1999 to any stockholder upon request. Such requests should be directed to MuniVest Fund II, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: William E. Zitelli, Jr., Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

     It is currently intended that the Fund's 2001 Annual Meeting of Stockholders will be held in April 2001. If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 22, 2000.

                                                                                                                                                                   By Order of the Board of Directors

                                                                                                                                                                   William E. Zitelli, Jr.
                                                                                                                                                                   Secretary

Dated: May  23, 2000

AUCTION MARKET
PREFERRED STOCK

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniVest Fund II, Inc. (the "Fund") held of record by the undersigned on May 5, 2000 at the annual meeting of stockholders of the Fund to be held on June 27, 2000 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [X] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS      FOR all nominees listed below
                              (except as marked to the contrary below)      [ ]

                              WITHHOLD AUTHORITY
                              to vote for all nominees listed below         [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
 A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

RONALD W. FORBES, TERRY K. GLENN, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY,
KEVIN A. RYAN, ROSCOE S. SUDDARTH, RICHARD R. WEST, ARTHUR ZEIKEL AND EDWARD D.
ZINBARG

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed
Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney or as executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.

                                        Dated:
                                        --------------------------------  , 2000

                                        X
                                        ---------------------------------------
                                          Signature

                                        X
                                        ---------------------------------------
                                          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIVEST FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and William E. Zitelli, Jr. as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniVest Fund II, Inc. (the "Fund") held of record by the undersigned on May 5, 2000 at the annual meeting of stockholders of the Fund to be held on June 27, 2000 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [X] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS   FOR all nominees listed below
                           (except as marked to the contrary below)  [ ]

                           WITHHOLD AUTHORITY
                           to vote for all nominees listed below     [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
TERRY K. GLENN, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, ROSCOE
S. SUDDARTH, ARTHUR ZEIKEL AND EDWARD D. ZINBARG

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

     FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney or as executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.

                                       Dated:
                                       --------------------------------  , 2000

                                       X
                                       ---------------------------------------
                                          Signature

                                       X
                                       ---------------------------------------
                                          Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.